UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – March 17, 2008

The First of Long Island Corporation

(Exact Name of Registrant as Specified in Charter)

New York	0-12220	11-2672906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glen Head Road, Glen Head, New York		11545

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code - (516) 671-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Bylaws

          On March 17, 2008, the Board of Directors of The First of Long Island Corporation (the “Corporation”) amended Article III, Section 6 of the Corporation’s bylaws to eliminate the March meeting of the Board. The Corporation’s bylaws, as amended, are furnished as Exhibit 3(ii) to this Form 8-K filing.

Item 9.01. Exhibit

Exhibit 3(ii) – Bylaws, as amended

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation

(Registrant)

Date: March 17, 2008	By: /s/ Mark D. Curtis

Mark D. Curtis
Senior Vice President & Treasurer
(principal accounting & financial officer)